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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 27, 2006

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                              BRE PROPERTIES, INC.
             (Exact name of registrant as specified In Its charter)

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            Maryland                    1-14306                94-1722214
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

     525 Market St. 4th Floor, San Francisco, CA              94105-2712
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (415) 445-6530

         (Former name or former address, If changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

BRE PROPERTIES, INC. reached a settlement in connection with litigation regarding one of the company's apartment communities, Red Hawk Ranch, a 453-unit property located in Fremont, Calif.

In March 2003, the company filed suit in Alameda County, Calif., Superior Court against the builder of Red Hawk Ranch and other parties for construction defects. Under terms of the settlement, BRE will receive an aggregate of $17.5 million from various defendants and the assignment of certain agreements and claims associated with three subcontractors against whom the company intends to continue litigation.

Although the settlement is deemed binding, BRE has the right to rescind the settlement if full payment is not deposited into escrow by February 14, 2006. In addition, the settlement is contingent on a determination by the court that it constitutes a good faith settlement under California law. The hearing date for the good faith determination has been set for February 28, 2006, at 2:00 p.m. The settlement was placed on the court record and became effective on January 27, 2006.

If the settlement payments are made into escrow by February 14, 2006, and the court makes the requisite good faith determination, the settlement payment will be released to BRE from escrow, recorded as Other Income and included in reported earnings per share (EPS). The settlement arrangement is not currently reflected in BRE's earnings guidance for 2006. In the event the settlement is realized, BRE will issue revised earnings estimates to reflect the impact of the settlement payment.

FORWARD-LOOKING STATEMENTS

In addition to historical information, we have made forward-looking statements in this Current Report on Form 8-K. These forward-looking statements pertain to, among other things, the settlement of the Red Hawk Ranch litigation. Forward-looking statements involve numerous risks and uncertainties. You should not rely on these statements as predictions of future events because there is no assurance that the events or circumstances reflected in the statements can be achieved or will occur. Forward-looking statements are identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or in their negative form or other variations, or by discussions of strategy, plans or intentions. More information on potential factors that could affect the Company's financial results is included in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K as they may be updated from time to time by the Company's subsequent filings with the Securities and Exchange Commission. Forward-looking statements are based on assumptions, data or methods that may be incorrect or imprecise or incapable of being realized. Do not rely solely on forward-looking statements, which only reflect management's analysis. We assume no obligation to update forward-looking statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRE Properties, Inc.
                                             (Registrant)

Date: January 30, 2006                             /s/ Edward F. Lange, Jr.
                                                   -----------------------------
                                             Name: Edward F. Lange, Jr.

BRE FINANCIAL NEWS

Investor Contact: Edward F. Lange, Jr., 415.445.6559
Media Contact: Thomas E. Mierzwinski, 415.445.6525

                    BRE PROPERTIES ANNOUNCES LEGAL SETTLEMENT

January 30, 2006 (San Francisco) - BRE PROPERTIES, INC. (NYSE:BRE) today announced a settlement in connection with litigation regarding one of the company's apartment communities, Red Hawk Ranch, a 453-unit property located in Fremont, Calif.

In March 2003, the company filed suit in Alameda County, Calif., Superior Court against the builder of Red Hawk Ranch and other parties for construction defects. Under terms of the settlement, BRE will receive an aggregate of $17.5 million from various defendants and the assignment of certain agreements and claims associated with three subcontractors against whom the company intends to continue litigation.

Although the settlement is deemed binding, BRE has the right to rescind the settlement if full payment is not deposited into escrow by February 14, 2006. In addition, the settlement is contingent on a determination by the court that it constitutes a good faith settlement under California law. The hearing date for the good faith determination has been set for February 28, 2006, at 2:00 p.m. The settlement was placed on the court record and became effective on January 27, 2006.

If the settlement payments are made into escrow by February 14, 2006, and the court makes the requisite good faith determination, the settlement payment will be released to BRE from escrow, recorded as Other Income and included in reported funds from operations (FFO) per share and earnings per share (EPS). The settlement arrangement is not currently reflected in BRE's earnings guidance for 2006. In the event the settlement is realized, BRE will issue revised earnings estimates to reflect the impact of the settlement on FFO and EPS.

ABOUT BRE PROPERTIES

BRE Properties--a real estate investment trust--develops, acquires and manages apartment communities convenient to its residents' work, shopping, entertainment and transit in supply-constrained Western U.S. markets. BRE directly owns and operates 84 apartment communities totaling 23,826 units in California, Arizona, Washington and Colorado. The company has nine other properties in various stages of development and construction, totaling 2,213 units, and joint venture interests in two additional apartment communities, totaling 488 units. As of 9/30/05.

                                     -more-

        BRE Properties, Inc. o 525 Market St., 4th Floor o San Francisco,
                CA 94105 o Fax: 415.445.6505 o breproperties.com

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                                       -2-

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements regarding, among other things, the settlement of the Red Hawk Ranch litigation, and is based on the company's current expectations and judgment. You should not rely on these statements as predictions of future events because there is no assurance that the events or circumstances reflected in the statements can be achieved or will occur. Forward-looking statements are identified by words such as "believes," "expects," "may," "will," "should," "seeks" "approximately," "intends," "plans," "pro forma," "estimates," or "anticipates" or their negative form or other variations, or by discussions of strategy, plans or intonations. More information on potential factors that could affect the Company's financial results is included in the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K as they may be updated from time to time by the Company's subsequent filings with the Securities and Exchange Commission. Do not rely solely on forward-looking statements, which only reflect management's analysis. The company assumes no liability to update this information.

                                       ###

        BRE Properties, Inc. o 525 Market St., 4th Floor o San Francisco,
                CA 94105 o Fax: 415.445.6505 o breproperties.com